UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20459

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed  by  the  Registrant [/]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary  Proxy  Statement          [ ] Confidential, For Use of the Com-
                                               mission Only  (as  permitted  by
[/] Definitive  Proxy  Statement               Rule  14a-6(e)(2))
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                              PAB BANKSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [/]No  fee  required.
     [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title  of  each  class  of  securities  to  which transaction applies:

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     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

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     (3)  Per  unit  price  of  other  underlying  value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed  maximum  aggregate  value  of  the  transaction:

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     (5)  Total  fee  paid:

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     [ ]  Fee  paid  previously  with  preliminary  materials:

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     [ ]  Check  box  if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

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     (2)  Form,  Schedule  or  Registration  Statement  No.:

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     (3)  Filing  Party:

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     (4)  Date  Filed:

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
                              PAB BANKSHARES, INC.
                            3250 North Valdosta Road
                            Valdosta, Georgia  31602
                                 (229) 241-2775
                                 ______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 30, 2001
                                 ______________

TO  THE  SHAREHOLDERS  OF  PAB  BANKSHARES,  INC.:

     The Annual Meeting of Shareholders (the "Annual Meeting") of PAB Bankshares, Inc. (the "Company") will be held at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia 31602 on Wednesday, May 30, 2001 at 11:00 a.m., for the following purposes:

          1. To elect five members to the Board of Directors to serve three year terms expiring at the Annual Meeting of Shareholders in 2004; and

          2. To consider such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     The Board of Directors has set April 16, 2001 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

                                      By Order of the Board of Directors



                                      /s/  R.  Bradford  Burnette
                                      -----------------------------------
                                      R.  Bradford  Burnette
                                      President



Valdosta,  Georgia
April  30,  2001


YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY COMPLETING, SIGNING AND MAILING THE ENCLOSED PROXY CARD TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

                              PAB BANKSHARES, INC.
                            3250 North Valdosta Road
                            Valdosta, Georgia  31602
                                 (229) 241-2775


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 30, 2001


                               GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of PAB Bankshares, Inc. (the "Company") of Proxies from the shareholders of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 30, 2001 at 11:00 a.m., local time, at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia 31602. The Company operates through its six bank subsidiaries, The Park Avenue Bank, Farmers & Merchants Bank, First Community Bank of Southwest Georgia, Eagle Bank and Trust, Baxley Federal Bank, and Friendship Community Bank (collectively, the "Banks"), and its financial services subsidiary, PAB Financial Services, LLC.

     The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her shares voted by Proxy, even if he or she attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before its exercise, either by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of each of the proposals described in this Proxy Statement and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

     This Proxy Statement and the enclosed Proxy are being mailed to the Company's shareholders on or about April 30, 2001.

     The Board of Directors of the Company has set April 16, 2001 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 9,496,563 shares of common stock of the Company issued and outstanding.

     A quorum for the transaction of business at the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or represented by Proxy. Abstentions will be treated as present for purposes of determining a quorum. Shares held by a broker as nominee (i.e., in "street name") that are represented by Proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from a beneficial owner of the shares ("broker non-votes"), will also be treated as present for quorum purposes. Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting.

     In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit Proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

     The Company's Board of Directors has nominated five persons for election as directors at the Annual Meeting to hold office until the 2004 Annual Meeting of Shareholders. Each person nominated shall hold office until the term of the class of directors for which he has been elected expires and until his successor is duly elected and qualified, or until his earlier death, resignation, incapacity to serve, or removal.

     The members of the Company's Board of Directors are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class generally serving three year terms. The Company's Board of Directors presently consists of 17 members. In an effort to reduce the overall number of its members, and yet increase the percentage of its non-employee directors, the Company's Board of Directors has accepted the resignations of the four directors listed below. The resignations are effective at the Annual Meeting. The directors who have resigned are employed by either the Company or one of the Banks.

     The following directors have tendered their resignations and will serve until the Annual Meeting, regardless of when the term of the class of directors to which they belong expires:

     - William S. Cowart, President and Chief Executive Officer of The Park Avenue Bank. Mr. Cowart is a member of the class of directors whose term expires at the 2002 Annual Meeting of Shareholders;
     -    Tracy  A.  Dixon,  Chief  Executive Officer of First Community Bank of
          Southwest Georgia. Mr. Dixon is a member of the class of directors whose term expires at the 2002 Annual Meeting of Shareholders;
     - Alvin R. Tuten, President and Chief Executive Officer of Baxley Federal Bank. Mr. Tuten is a member of the class of directors whose term expires at the Annual Meeting; and
     - C. Larry Wilkinson, Executive Vice President of the Company. Mr. Wilkinson is a member of the class of directors whose term expires at the 2003 Annual Meeting of Shareholders.

     As a result of these resignations, all three classes of directors are expected to have vacancies. Under the Company's Articles of Incorporation and Bylaws, a director appointed by the Company's Board of Directors to fill a vacancy occurring in the Board of Directors as a result of a resignation must be filled by the affirmative vote of a majority of the remaining directors then in office. A director so chosen will hold office until the next annual meeting of shareholders at which directors are elected. The Company's Board of Directors does not presently expect to fill the vacancies created as a result of the resignations described above. The terms of those directors who have not tendered a resignation in connection with the recomposition of the Company's Board of Directors will continue as indicated below.

Vote  Required
--------------

     If for any reason any nominee should become unable or unwilling to accept nomination or election, persons voting the Proxies will vote for the election of another nominee designated by the Company's Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected. With regard to the election of directors, votes may be cast for, or votes may be withheld from, each nominee. The proposal to elect directors to serve as members of the Company's Board of Directors requires the affirmative vote of a plurality of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting. Votes that are withheld, abstentions, and broker non-votes will have no effect on the election of directors.

Nominations  for  Election  and  Information  Regarding  Directors
------------------------------------------------------------------

     Set forth below is information about each nominee for election to a term as a director and each incumbent director whose term of office expires at the Annual Meetings of Shareholders in 2002 or 2003.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

NOMINEES  FOR  ELECTION  TO  TERM  EXPIRING  AT  THE  2004  ANNUAL  MEETING
---------------------------------------------------------------------------

BILL  J.  JONES
Director  since  1998
Age  72

     Mr. Jones has been a director, Chairman of the Audit Committee and a member of Executive Committee of the Company since 1998 and, since that time, has served as a director, Vice Chairman, and Chairman of the Loan Committee of First Community Bank of Southwest Georgia. Mr. Jones was the Chairman of Investors Financial Corp. and Bainbridge National Bank from 1991 to 1998, when they were acquired by the Company. In 1987, Mr. Jones retired as President and Chief Executive Officer of Citizens & Southern National Bank, Decatur County, after 36 years of experience in the banking business.

================================================================================

JAMES  B.  LANIER,  JR.
Director  since  1998
Age  54

     Mr. Lanier has been a director and a member of Executive Committee of the Company since 1998 and was a founding director of Eagle Bank and Trust, where he has served as Chairman of the Board of Directors since 1997. Mr. Lanier also served as Chairman of the Board of Directors of Eagle Bancorp, Inc. from 1997 to 1998 and was a director from 1990 to 1998, when they were acquired by the Company. Mr. Lanier has been self employed since 1974, serving as President and owner of Lanier Appraisals, Inc., a real estate appraisal firm, and Secretary-Treasurer and a partner in Lanier-Brookins, Inc., a forestry consulting firm.

================================================================================

================================================================================

JOHN  M.  SIMMONS
Director  since  1998
Age  62

     Mr. Simmons has been a director and a member of the Compensation Committee of the Company since 1998, and he has served as a director of First Community Bank of Southwest Georgia since 1998. Mr. Simmons was a director of Investors Financial Corp. and Bainbridge National Bank from 1991 to 1998, when they were acquired by the Company. Mr. Simmons is also the Chairman of the Board of Directors of Elberta Crate and Box Company and has been employed by Elberta Crate and Box Company since 1961.

================================================================================

D.  RAMSAY  SIMMONS,  JR.
Director  since  1995
Age  69

     Mr. Simmons has been a director of the Company since 1995 and has been a director of First Community Bank of Southwest Georgia since 1968. He has been Chairman of the Board of Directors of First Community Bank of Southwest Georgia since 1985. Mr. Simmons has been President of Elberta Crate and Box Company since 1976.

================================================================================

F.  FERRELL  SCRUGGS,  SR.
Director  since  1989
Age  62

     Mr. Scruggs has been a director and a member of Executive Committee of the Company since 1989, Chairman of the Loan Committee since 2000 and was a director of The Park Avenue Bank from 1989 until 1999. Mr. Scruggs has served as Chairman of the Board of Directors of the Scruggs Company, a construction business, since 1995 and was President and Chief Operating Officer for 30 years before.

================================================================================

INCUMBENT  DIRECTORS  TERMS  EXPIRING  AT  THE  2002  ANNUAL  MEETING
---------------------------------------------------------------------

R.  BRADFORD  BURNETTE
Director  since  1982
Age  61

     Mr. Burnette has been President, Chief Executive Officer and a director of the Company since 1982. Mr. Burnette was elected Chairman of the Board of Directors of the Company in February 2000. Mr. Burnette was the Chief Executive Officer of The Park Avenue Bank from 1990 to 1997, the President from 1983 to 1990, and an Executive Vice President from 1968 to 1982. He was a director of The Park Avenue Bank from 1968 until 2000, the Farmers & Merchants Bank from 1986 until 2000, Eagle Bank and Trust from 1999 until 2000, and First Community Bank of Southwest Georgia from 1995 until 2000, where he was Chief Executive Officer from 1996 to 1998. Mr. Burnette served as a director of The Bankers Bank from 1990 through March 2001, and during that time served as the Chairman of the Board, Chairman of the Compensation Committee and a member of the Executive Committee. Mr. Burnette has more than 35 years of experience in the banking business.

================================================================================

================================================================================

THOMPSON  KURRIE,  JR.
Director  since  1989
Age  52

     Mr. Kurrie has been a director and a member of the Executive Committee of the Company since 1989 and has served as a director of The Park Avenue Bank since 1989. Mr. Kurrie is a partner with the law firm of Coleman, Talley, Newbern, Kurrie, Preston & Holland where he has practiced law since 1985. Mr. Kurrie is also a certified public accountant, having previously served as a partner in the accounting firm of PricewaterhouseCoopers from 1976 to 1983.

================================================================================

KENNITH  D.  MCLEOD
Director  since  1999
Age  54

     Mr. McLeod has been a director and a member of the Executive Committee of the Company since 1999, a member of the Audit Committee of the Company since 2000 and has served as a director of Baxley Federal Savings Bank since 1985. Mr. McLeod has been a self-employed certified public accountant in Hazlehurst, Georgia since 1975. Mr. McLeod is the principal owner and Chief Executive Officer of Hazlehurst, Main Street, Inc. and Medallion Investment Group, LLC, both of which are involved in commercial and industrial real estate ownership and management.

================================================================================

PAUL  E.  PARKER
Director  since  1998
Age  52

     Mr. Parker has been a director and a member of the Audit Committee and Compensation Committee of the Company since 1998 and Eagle Bank and Trust since its founding in 1990. Mr. Parker served as Vice Chairman of the Board of Directors of Eagle Bank and Trust from 1991 to 1994 and from 1997 to the present. Mr. Parker also served as a director and Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. from 1990 to 1998, when it was acquired by the Company. Mr. Parker has served as a Director and the Vice President of Claxton Bakery, Inc., a family owned wholesale bakery, since 1970 and served as a director of The Claxton Bank since 1977 and Southern Bankshares, Inc. since 1998.

================================================================================

INCUMBENT  DIRECTORS  TERMS  EXPIRING AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

JAMES  L.  DEWAR,  JR.
Director  since  1982
Age  58

     Mr. Dewar, Jr. has been a director and a member of the Executive Committee of the Company since 1982, and serves as Chairman of the Loan Committee, Mr. Dewar, Jr. has also been a director of The Park Avenue Bank since 1969 and Empire Financial Services, Inc. since 1997. Mr. Dewar, Jr. has been the President of Dewar Properties, Inc. since 1982 and Dewar Realty, Inc. since 1978 and has been involved in real estate development, construction and management for the past 31 years.

================================================================================

================================================================================

JAMES  L.  DEWAR,  SR.
Director  since  1982
Age  89

     Mr. Dewar, Sr. has been a senior officer of the Company since January 2000. Previously, Mr. Dewar, Sr. had been Chairman of the Board of Directors of the Company since 1982, The Park Avenue Bank since 1967, and Farmers & Merchants Bank since 1986. Mr. Dewar, Sr. also served as a director of First Community Bank of Southwest Georgia from 1995 until 2000. Mr. Dewar, Sr. has been involved in the banking business for the past 43 years.

================================================================================

JOE  P.  SINGLETARY,  JR.
Director  since  1989
Age  63

     Mr. Singletary has been a director, a member of the Compensation Committee and a member of the Loan Committee of the Company since 1989 and served as a director of The Park Avenue Bank from 1989 until 1999. Mr. Singletary has been an executive officer and an owner of Sing Bros., Inc., a gasoline and wholesale/retail company, since 1974 and Tripo, Inc., a similar business, since 1987.

================================================================================

WALTER  W.  CARROLL,  II
Director  since  1989
Age  52

     Mr. Carroll has been a director, a member of the Audit Committee and a member of the Compensation Committee of the Company since 1989. Mr. Carroll has been a director and a member of the Loan Committee of The Park Avenue Bank since 1989. Mr. Carroll served as an executive officer and an owner of Sunset Farm Foods, Inc. from 1971 to 1997. Mr. Carroll retired from Sunset Farm Foods, Inc. in 1997. Mr. Carroll is currently a realtor with Coldwell Banker Premier Real Estate.

================================================================================

     There are no family relationships between any of the directors or executive officers of the Company or the Banks, except for the following: James L. Dewar, Jr., is the son of James L. Dewar, Sr.; Jeff Hanson, President of First Community Bank of Southwest Georgia, is the son-in-law of R. Bradford Burnette;
D. Ramsay Simmons, Jr. is the brother of John M. Simmons; F. Ferrell Scruggs, Sr. is the brother of J. Kenneth Scruggs, Jr., a director of The Park Avenue Bank and the father of F. Ferrell Scruggs, Jr., a director of The Park Avenue Bank; Joe P. Singletary, Jr. is the father of Joe P. Singletary, III, a director of The Park Avenue Bank; and Paul E. Parker is the brother of W. Dale Parker, a director of Eagle Bank and Trust.

                                  OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company had 12 meetings during the 2000 fiscal year.

     The business and affairs of the Company are under the direction of the Company's Board of Directors. During 2000, the Board of Directors held 12 meetings. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served, except James L. Dewar, Sr., who missed seven meetings due to illness. All directors have served continuously since their first election.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee consists of four members and had four meetings during the 2000 fiscal year. The Audit Committee reviews the scope and timing of the audit services of the Company's independent accountants and any other services such accountants are asked to perform. In addition, the Audit Committee reviews the independent accountants' report on the Company's financial statements and the Company's policies and procedures with respect to internal accounting and financial controls. The current members of the Audit Committee are Walter W. Carroll, II, Bill J. Jones, Kennith D. McLeod and Paul E. Parker.

     The Compensation Committee consists of four members and had seven meetings during the 2000 fiscal year. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, and reviews general policy matters relating to compensation and benefits of employees of the Company. The members of the Compensation Committee are Walter W. Carroll, II, Paul E. Parker, John M. Simmons, and Joe P. Singletary, Jr.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are elected annually and serve at the pleasure of the Board of Directors. The following sets forth certain information with respect to the executive officers of the Company.

     R. Bradford Burnette, age 61, has served as President, Chief Executive Officer, and a director of the Company since 1982. Mr. Burnette began serving as Chairman of the Board of Directors of the Company in February 2000. See "Proposal One: Election of Directors" for further biographical information concerning Mr. Burnette.

     C. Larry Wilkinson, age 54, has been Executive Vice President of the Company since 1990. Previously, Mr. Wilkinson had been Chief Financial Officer of the Company from 1990 to 2000. Mr. Wilkinson served as Executive Vice President and Chief Financial Officer of The Park Avenue Bank from 1990 to 1997 and Senior Vice President of The Park Avenue Bank from 1983 to 1990. Mr. Wilkinson also served as a director of The Park Avenue Bank from 1986 to 2000, Eagle Bank and Trust from 1999 until 2000, and Farmers & Merchants Bank from 1986 to 2000. Mr. Wilkinson has more than 34 years of experience in the banking business. As discussed above, Mr. Wilkinson has resigned from the Company's Board of Directors effective as of the Annual Meeting.

     Michael E. Ricketson, age 51, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since February 1, 2000, and has served as Chief Operating Officer of the Company since March 26, 2001. Previously, Mr. Ricketson had been Chief Financial Officer of Premier Bancshares, Inc. ("Premier") from June 1997 until Premier's acquisition by BB&T Corporation in January of 2000. Prior to Premier's merger with Central and Southern Holding Company ("Central and Southern") in June 1997, Mr. Ricketson had served as Executive Vice President and a director of Central and Southern since 1996 and Chief Financial Officer of its wholly-owned subsidiary, Central and Southern Bank, since October 1993.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of Section 121(A) of the of the American Stock Exchange's listing standards, has furnished the following report:

     Management is responsible for the Company's internal controls, financial reporting process and compliance with the laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon the Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission (the "SEC").

     The foregoing report has been furnished by the Audit Committee of the Board of Directors.


                                        Bill  J.  Jones,  Chairman
                                        Walter  W.  Carroll,  II
                                        Kennith  D.  McLeod
                                        Paul  E.  Parker

     The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report by reference in any such document.

     A copy of the written charter of the Audit Committee is attached to this Proxy Statement as Appendix A.
                      -----------

Audit  Fees
-----------

     Stewart, Fowler & Stalvey, P.C., audited the accounts of the Company during the 2000 fiscal year. A representative of Stewart, Fowler & Stalvey, P.C., will be present at the Annual Meeting with the opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors of the Company has not yet selected an independent accounting firm for the 2001 fiscal year and is currently undertaking to make such a selection, focusing on the available options, including a cost analysis thereof.

     The aggregate fees billed by Stewart, Fowler & Stalvey, P.C., for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Bank's Forms 10-Q for such fiscal year were $115,900.

Financial  Information  Systems  Design  and  Implementation  Fees
------------------------------------------------------------------

     There were no fees billed by Stewart, Fowler & Stalvey, P.C. for professional services rendered for financial information systems design and implementation for fiscal year 2000.

All  Other  Fees
----------------

     The aggregate fees billed by Stewart, Fowler & Stalvey, P.C., for professional services rendered other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees above were $73,385. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Stewart, Fowler & Stalvey, P.C.

                             EXECUTIVE COMPENSATION

Report  of  the  Compensation  Committee  on  Executive  Compensation
---------------------------------------------------------------------

     In accordance with rules of the SEC, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") is providing the following report regarding compensation policies for the Company's Chief Executive Officer and other executive officers with respect to compensation paid to such persons during the last fiscal year.

     During 2000, the Compensation Committee was comprised of Walter W. Carroll, II, Paul E. Parker, John M. Simmons, and Joe P. Singletary, Jr., each a non-employee director of the Company. It is the Compensation Committee's responsibility to establish the salaries, bonuses and other compensation of the Chief Executive Officer and other executive officers of the Company and its banking subsidiaries. In formulating its compensation policy and decisions, the Compensation Committee engages the services of Matthews, Young and Associates, Inc. ("Matthews, Young"), a management consulting firm. The Compensation Committee endeavors to provide a competitive compensation package that enables the Company to attract and retain key executives. Further, the Compensation Committee strives to integrate its compensation programs with the Company's annual and long-term business strategies and objectives and focus executive actions on the fulfillment of those objectives.

     The Company's executive compensation program generally consists of base salary, annual incentive compensation and long-term equity incentives in the form of stock options. With respect to the base salary of the Company's executive officers, the Compensation Committee utilizes a report prepared by Matthews, Young and selects a salary based on a combination of grade and salary level set forth in the report. Base salaries are not based on the performance of the Company, but are rather intended to be commensurate with salaries paid to similarly situated executive officers. With respect to the base salaries of the executive officers of the Banks, the Compensation Committee employs a similar methodology.

     In order to align the interests of management more closely with the interests of the shareholders of the Company, the Compensation Committee also employs performance based measures in the form of both short-term and long-term incentive compensation awards. The Compensation Committee utilizes an annual incentive award in the form of a cash bonus for the Chief Executive Officer of the Company. The maximum amount of this bonus, as a percentage of base salary, is determined by reference to a selected grade in the Matthews, Young report. The actual amount of the bonus is calculated as a percentage of base salary, which percentage depends on the percentage growth in earnings per share of the Company based on a formula defined annually by the Compensation Committee. The executive officers of the Banks, on the other hand, receive annual incentive bonuses which are based in part on the recommendation of the Company's Chief Executive Officer and are tied not to the performance of the Company, but rather to the return on assets, return on equity, growth of assets, and net income of their respective Bank.

     Finally, the Company's long-term incentive program emphasizes the grant of stock options exercisable for shares of the Company's common stock. Stock options are awarded by the Company's Board of Directors after taking into account various factors, including the achievement of performance goals set by the Compensation Committee and the need to retain individuals who will perform valuable service to the Company.

     As of January 1, 1999, the Company entered into an employment agreement with its Chief Executive Officer, R. Bradford Burnette. The employment agreement was negotiated between counsel for the Company and counsel for Mr.
Burnette. The base salary of Mr. Burnette in 2000 was $239,946, which was determined to be appropriate based on the Matthews, Young report. In determining the appropriateness of Mr. Burnette's salary, Matthews, Young relied on a combination of grade and salary levels it believed to be commensurate with the salaries of similarly situated chief executive officers. Mr. Burnette's annual incentive bonus for the past year equaled 15.2% of his base salary, which percentage was calculated under the formula set by the Compensation Committee. The bonus awarded to Mr. Burnette represented only 40% of the total available to him under his contract. The amount was reduced as a result of the decrease in the Company's diluted earnings per share during the year. Additionally, Mr. Burnette was granted 6,000 options during 2000, of which less than 1% was exercisable as of December 31, 2000.

     The Compensation Committee considered the salaries and bonuses of all of the executive officers of the Company and the Banks to be commensurate with those paid to similarly positioned executives in similar companies. Information on salaries for comparable executives is provided by Matthews, Young in the form of grades, annual base salary and incentive awards.

     The Compensation Committee believes that its mix of market-based salaries, variable incentives for both long-term and short-term performance and the potential for equity ownership in the Company represents a balance that will motivate the management team to continue to produce strong returns. The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Company in operating its business and appropriate rewards based on shareholder value.

     The foregoing report has been furnished by the Compensation Committee of the Board of Directors.

                                        Walter  W.  Carroll,  II
                                        Paul  E.  Parker
                                        John  M.  Simmons
                                        Joe  P.  Singletary,  Jr.

Summary  Compensation  Table
----------------------------

     The following table sets forth a summary of compensation paid to or accrued on behalf of the chief executive officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during the 2000 fiscal year.

                                                                     Long Term
                                                                    Compensation
                                        Annual Compensation            Awards
                               ------------------------------------  ----------
                                                                     Securities
Name and                                              Other Annual   Underlying     All Other
Principal              Fiscal                         Compensation     Options    Compensation
Position                Year   Salary ($)  Bonus ($)     ($)(1)        (#)(2)        ($)(3)
---------------------  ------  ----------  ---------  -------------  -----------  ------------
R. Bradford Burnette     2000     239,946     36,472        12,350        6,000        77,372
President and CEO        1999     201,300     61,598        22,250        3,000        70,890
  of the Company         1998     178,000     56,960        16,800        2,000        67,508


C. Larry Wilkinson       2000     162,998     26,080        11,275        4,000        33,364
Executive Vice           1999     131,758     33,598        18,675        3,000        31,454
President of the         1998     113,000     29,380        12,900        2,000        27,980
  Company

Michael E. Ricketson     2000     140,000     22,400           -0-        2,000           -0-
Chief Operating
  Officer and Chief
  Financial Officer
  of the Company(4)

____________________
(1) The reported amount consists of director's fees. Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.
(2) The options have been adjusted to reflect a two-for-one stock split in 1998.
(3) The reported amount consists of the Company's or the Banks' contribution to a Profit Sharing Plan and a Section 401(k) Plan, as well as amounts accrued under a Salary Continuation Plan. With respect to 1999, the reported amount also includes compensation paid to the named individuals ($1,000 each) in the form of two shares of preferred stock of real estate investment trusts established by two of the Banks. Each share of preferred stock has a liquidation value of $500.
(4)     Mr.  Ricketson's  employment  with  the  Company  commenced  on February
        1,  2000.

Option  Grants  Table
---------------------

     The following table sets forth certain information regarding the grant of stock options during the 2000 fiscal year to the persons named in the Summary Compensation Table and the value of such options held by such persons at the end of the 2000 fiscal year.

                                        Option Grants in Last Fiscal Year

                          Individual Grants
--------------------------------------------------------------------------
                      Number  of   % of  Total
                      Securities     Options     Exercise
                      Underlying    Granted to    or Base
                        Options    Employees in    Price                         Grant Date
         Name         Granted(1)   Fiscal  Year   ($/Sh)    Expiration Date  Present Value($)(2)
--------------------  -----------  ------------  ---------  ---------------  -------------------


R. Bradford Burnette        6,000          6.75      13.31         1/1/2010              27,046

C. Larry Wilkinson          4,000          4.50      13.31         1/1/2010              18,031

Michael E. Ricketson        2,000          2.25      13.94        1/28/2010               9,439


______________________
     (1) Mr. Burnette's options may be exercised in varying amounts over a four year period beginning in 2001. Options granted to the other optionees may be exercised in five annual installments beginning with the first anniversary following the date of grant.
     (2) Based on the Black-Scholes option pricing model using the following assumptions:
              Risk-free  interest  rate            5.24%
              Expected  life  of  the  options     10  years
              Expected  dividend  yield            4.69%
              Expected  volatility                 45.62%

Option  Exercise  and  Fiscal  Year-End  Option  Value  Table
-------------------------------------------------------------

     The following table sets forth certain information regarding the exercise of stock options during the 2000 fiscal year by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

                                 Aggregated Option Exercises in Last Fiscal Year
                                        and Fiscal Year-End Option Values
                                                Individual Grants

                                                              Number of Securities        Value of Unexercised
                          Shares                             Underlying Unexercised       In-the-Money Options
                         Acquired                           Options at FY-End (#)(1)        at FY-End ($)(2)
       Name           on Exercise (#)  Value Realized ($)  Exercisable/Unexercisable   Exercisable/Unexercisable
--------------------  ---------------  ------------------  --------------------------  -------------------------
R. Bradford Burnette              -0-                 -0-               63,279/17,721                125,000/-0-

C. Larry Wilkinson                -0-                 -0-               35,800/21,200              70,000/17,500

Michael E. Ricketson              -0-                 -0-                   -0-/2,000                    -0-/-0-

_______________________
(1)     The  options  have  been  adjusted  to  reflect  a  two-for-one  stock  split  in  1998.
(2)     Market value of underlying securities at year end ($9.375), minus the option exercise price.

Director  Compensation
----------------------

     The directors of the Company are paid directors' fees of $3,000 per annum plus $300 per meeting for attendance at meetings of both the Company's Board of Directors and the committees thereof.

Employment  Agreements
----------------------

     R. BRADFORD BURNETTE. As of January 1, 1999, the Company entered into an employment agreement with R. Bradford Burnette. Under the employment agreement, Mr. Burnette serves as President and Chief Executive Officer of the Company and is entitled to receive an initial annual base salary of $201,300. Mr. Burnette's base salary is subject to normal annual increases, and bonuses as shall be determined by the Company's Board of Directors from time to time. The employment agreement runs for 36 months and will be automatically extended for 12-month periods unless either of the parties gives notice that it should not be extended. In the event Mr. Burnette's employment is terminated (i) by the Company other than for "cause" (such as a material breach of the employment agreement, gross negligence, or willful misconduct), (ii) by Mr. Burnette for "good reason" (such as a material change in his duties, a reduction in compensation, or a required relocation of more than 50 miles from the Company's main office), or (iii) due to the Company's breach of the employment agreement, Mr. Burnette will be entitled to continue to receive the same amount of compensation and benefits paid to him during the previous 12 months. In such case, Mr. Burnette would be paid compensation and benefits for a period equal to the greater of the remaining term of his employment agreement or 12 months.

     In the event of a change in control of the Company, Mr. Burnette shall be entitled, for a period of 90 days after the change in control, and at his election, to deliver notice to the Company (i) of the termination of the employment agreement, whereupon the Company shall continue to pay Mr. Burnette his base salary for six months, or (ii) that he intends to remain in the employ of the Company, whereupon the Company shall employ Mr. Burnette for a period equal to the greater of the remaining term of his employment agreement or 12 months.

     In the event of a change in control of the Company followed by a (i) reduction in Mr. Burnette's compensation, (ii) material change in Mr. Burnette's status, title, or duties, (iii) failure by the Company to increase Mr. Burnette's salary in accordance with established procedure, or (iv) required relocation by Mr. Burnette of more than 50 miles from the Company's main office, Mr. Burnette will be entitled to receive severance benefits in a lump sum cash amount equal to approximately three times his total annual compensation for the fiscal year in which his compensation was highest.

     Mr. Burnette's employment agreement restricts Mr. Burnette from, among other things, (i) disclosing trade secrets, (ii) competing with the Company or the Banks within a 100-mile radius of the Company's main office for 24 months following termination, and (iii) employing any former employee of the Company or the Banks for 12 months following the employee's termination.

     C. LARRY WILKINSON. As of January 1, 1999, the Company entered into an employment agreement with C. Larry Wilkinson. Under the employment agreement, Mr. Wilkinson serves as Executive Vice President of the Company and is entitled to receive an initial annual base salary of $131,758. The remainder of Mr. Wilkinson's employment agreement is substantially similar to the Company's employment agreement with Mr. Burnette.

     MICHAEL E. RICKETSON. As of February 1, 2000, the Company entered into an employment agreement with Michael E. Ricketson. Under the employment agreement, Mr. Ricketson serves as Chief Operating Officer and Chief Financial Officer of the Company, and is entitled to receive an initial annual base salary of $140,000. The remainder of Mr. Ricketson's employment agreement is substantially similar to the Company's employment agreement with Mr. Burnette.

Salary  Continuation  Plan
--------------------------

     Effective January 1, 1994, the Company adopted a Salary Continuation Plan which provides for benefits upon death, disability, or retirement of certain executive officers of the Company and the Banks. Upon retirement, a covered executive whose benefits are fully vested is entitled to receive monthly payments in an annual amount equal to 40% of the average annual salary paid or payable to such employee for the three year period immediately preceding his or her retirement. The payments to which a covered executive is entitled continue for a period of 15 years. The Salary Continuation Plan has a progressive vesting schedule, commencing with the date upon which an employee becomes covered by the plan and ending with his or her projected date of retirement (at age 65). No employee of the Company or the Banks currently has benefits which are fully vested.

     In the event a covered executive should die or become permanently disabled while employed by the Company or the relevant Bank prior to retirement, the Salary Continuation Plan provides for monthly payments for 15 years to the executive in an annual amount equal to 40% of his or her average annual salary for the three years immediately preceding death or disability. Should the employment of a covered executive be terminated without cause by the Company or the relevant Bank or voluntarily by the executive, the executive is entitled to receive monthly payments for 15 years in a total amount equal to a vested percentage amount (based on the number of years that the executive has been covered by the plan) multiplied by the liability accrued for that executive's retirement payments. If the executive is terminated without cause within two years following a change in control of the Company or the relevant Bank, however, the executive may choose to receive payments in a total amount equal to the liability accrued for his or her retirement payments as of the end of the preceding year. In the event a covered executive who is terminated for cause or, during the three year period following his or her retirement or voluntary termination, engages in the business of banking in Lowndes County, Georgia, then the Company and the Banks will have no further obligation under the Salary Continuation Plan with respect to that executive.

     The estimated annual benefits payable to the executive officers named in the Summary Compensation Table, assuming retirement at age 65, are as follows:
R. Bradford Burnette, $165,087; C. Larry Wilkinson, $115,409; and Michael E. Ricketson, $146,658. Although the Salary Continuation Plan does not require the Company or the Banks to set aside any assets in order to fund the obligations arising thereunder, the Company has utilized life insurance policies as the primary funding source. As of December 31, 2000, the aggregate cash value of these policies for the three named individuals was $3,014,461, and the liability accrued for benefits payable to them under the Salary Continuation Plan was $469,763.

Stock  Option  Plans
--------------------

     1994  Stock  Option  Plan
     -------------------------

     On April 18, 1994, the Company's shareholders approved the 1994 Employee Stock Option Plan (the "1994 Plan"), which provides for the grant of options to purchase shares of the Company's common stock to the employees of the Company. The 1994 Plan serves as an employee incentive and encourages the continued employment of key personnel by facilitating their purchase of an equity interest in the Company. The 1994 Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options. The 1994 Plan provides for the granting of both "incentive stock options" and "nonqualified stock options." The exercise price for each incentive stock option granted under the 1994 Plan shall in no event be less than 100% of the fair market value of the Company's common stock on the date of grant and no stock option shall be exercisable after the expiration of ten years from the date of grant. The 1994 Plan covers 400,000 shares of the Company's common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company granted options to acquire an aggregate of 28,600 shares to 36 employees under the 1994 Plan in fiscal year 2000. As of March 1, 2000, there were 2,847 shares of the Company's common stock remaining available for grants under the 1994 Plan.

     1999  Stock  Option  Plan
     -------------------------

     On April 26, 1999, the Company's shareholders approved the 1999 Stock Option Plan (the "1999 Plan"), which provides for the grant of options to purchase shares of the Company's common stock to the Company's and its affiliates' directors, employees, consultants and advisors. The purpose of the 1999 Plan is to maximize the long-term success of the Company, to ensure a balanced emphasis on both current and long-term performance, to enhance participants' identification with shareholders' interests and to facilitate the attraction and retention of key individuals with outstanding abilities. The 1999 Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options. Like the 1994 Plan, the 1999 Plan provides for the granting of both "incentive stock options" and "nonqualified stock options." The exercise price for each incentive stock option granted under the 1999 Plan shall in no event be less than 100% of the fair market value of the Company's common stock on the date of grant and no stock option shall be exercisable after the expiration of ten years from the date of grant. The 1999 Plan covers 600,000 shares of common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company granted options to acquire an aggregate of 60,350 shares to 43 directors and employees under the 1999 Plan in fiscal year 2000 and an additional aggregate of 97,400 shares to 78 directors and employees subsequent to December 31, 2000. As of March 1, 2000, there were 372,150 shares of the Company's common stock remaining available for grants under the 1999 Plan.

Compensation  Committee  Interlocks  and  Insider  Participation
----------------------------------------------------------------

     The members of the Compensation Committee of the Company during 2000 were Walter W. Carroll, II, Paul E. Parker, John M. Simmons and Joe P. Singletary, Jr., all of whom serve as non-employee directors of the Company.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company's officers and directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more shareholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during fiscal year 2000, all directors, officers and 10% shareholders complied with all Section 16(a) filing requirements, except that a Form 4, Report of Changes in Beneficial Ownership of Securities, was inadvertently filed late by directors John M. Simmons and D. Ramsay Simmons, Jr.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the Company's yearly percentage change in cumulative, five-year shareholder return with the Nasdaq Market Index and The Carson Medlin Company's Independent Bank Index (the "Independent Bank Index"). The Independent Bank Index is a compilation of the total shareholder return of 23 independent community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia. The graph assumes that the value of the investment in the Company's common stock and in each index was $100 on December 31, 1995 and that all dividends were reinvested. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, and (b) the change in share price between the beginning and end of the period, by (ii) the share price at the beginning of the period.


                               [GRAPHIC  OMITTED]

                                     1995  1996  1997  1998  1999  2000
                                     ----  ----  ----  ----  ----  ----
        PAB BANKSHARES, INC          100    167   192   300   220   162
        INDEPENDENT BANK INDEX       100    128   193   204   185   191
        NASDAQ INDEX                 100    123   151   213   395   238

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the shares of the Company's common stock owned as of April 6, 2001, (i) by each person who beneficially owned more than 5% of the shares of the Company's common stock,
(ii) by each of the Company's directors and executive officers named in the Summary Compensation Table, and (iii) by all of the Company's directors and executive officers as a group.


                                                   Number of     Percentage
           Name of Beneficial Owner(1)               Shares     Ownership(2)
           -------------------------------------  ------------  ------------

           R. Bradford Burnette                     275,569(3)          3.00

           Walter W. Carroll, II                     87,667(4)             *

           William S. Cowart                         66,426(5)             *

           Dewar Family, L.P.                     1,117,026(6)         11.75
           P. O. Box 2995
           Valdosta, Georgia 31604

           James L. Dewar, Jr.                    1,460,229(7)         15.88

           James L. Dewar, Sr.                    1,118,926(8)         11.77

           Tracy A. Dixon                            82,248(9)             *

           Bill J. Jones                           157,033(10)          1.65

           Thompson Kurrie, Jr.                     32,040(11)             *

           James B. Lanier, Jr.                     17,449(12)             *

           Kenneth D. McLeod                        68,646(13)             *

           Paul E. Parker                           24,900(14)             *

           Michael E. Ricketson                      9,200(15)             *

           F. Ferrell Scruggs, Sr.                  98,305(16)          1.04

           D. Ramsay Simmons, Jr.                   71,229(17)             *

           John M. Simmons                         103,208(18)          1.14

           Joe P. Singletary, Jr.                  112,715(19)          1.17

           Alvin R. Tuten, Jr.                      66,602(20)             *

           C. Larry Wilkinson                      113,972(21)          1.10

           All directors and executive officers     2,849,337          30.10
           as a group (18 persons)
____________________
*Less  than  1%.

(1) Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities that such person has the right to acquire beneficial ownership of within 60 days as well as any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been furnished by the respective persons listed in the above table.
(2) Based on 9,496,563 shares outstanding as of March 6, 2001. Shares underlying outstanding stock options or warrants held by the person indicated and exercisable within 60 days of such date are deemed to be outstanding for purposes of calculating the percentage owned by such holder.
(3) Includes 5,762 shares held by Mr. Burnette's wife, and 5,535 shares held for Mr. Burnette's minor grandchildren of which Mr. Burnette's wife is custodian and of which shares Mr. Burnette disclaims beneficial ownership. Also includes 72,676 vested options granted to Mr. Burnette and 21,764 shares held in the name of the Company's Employee 401(k) Plan, as to which shares Mr. Burnette has sole voting power and shared investment power. Further includes 100,000 shares owned by a family limited partnership with Mr. Burnette and his spouse as general partners possessing shared investment power and voting power.
(4) Includes 1,148 shares held by Mr. Carroll's wife, of which shares Mr. Carroll disclaims beneficial ownership, and 9,165 shares held by Mr. Carroll's minor children. Also includes 10,400 vested options granted to Mr. Carroll.
(5) Includes 47,000 vested stock options granted to Mr. Cowart. Also includes 102 shares held by Mr. Cowart's minor children.
(6) The Dewar Family, L.P. is a limited partnership with Messrs. Dewar, Sr. and Dewar, Jr. as its general partners possessing shared investment power and each possessing voting power as to certain shares owned by the limited partnership. The mailing address of the Dewar Family, L.P. is P. O. Box 2985, Valdosta, Georgia 31604.
(7) Includes 1,117,026 shares owned by the Dewar Family, L.P. Mr. Dewar, Jr. is a general partner of the Dewar Family, L.P. and possesses shared investment power as to all shares owned by the limited partnership and the power to vote 563,354 shares owned by the limited partnership. Also includes 10,400 vested options granted to Mr. Dewar, Jr. The mailing address of Mr. Dewar, Jr. is P. O. Box 2985, Valdosta, Georgia 31604.
(8) Includes 1,117,026 shares owned by the Dewar Family, L.P., a family trust. Mr. Dewar, Sr. is a general partner of the Dewar Family, L.P. and possesses shared investment power as to all shares owned by the limited partnership and the power to vote 553,672 shares owned by the limited partnership.
     Includes 1,000 shares owned by Mr. Dewar, Sr.'s wife, of which shares Mr. Dewar, Sr. disclaims beneficial ownership. The mailing address of Mr.
     Dewar,  Sr.  is  P.  O.  Box  2985,  Valdosta,  Georgia  31604.
(9) Includes 800 vested options granted to Mr. Dixon. Also includes 2,915 shares owned by Mr. Dixon's wife, of which Mr. Dixon disclaims beneficial ownership.
(10) Includes 66,334 shares held by Mr. Jones' minor grandchildren, over which shares Mr. Jones has custodial power. Also includes 4,400 vested options granted to Mr. Jones.
(11) Includes  10,400  vested  options  granted  to  Mr.  Kurrie.
(12) Includes  2,400  vested  options  granted  to  Mr.  Lanier.
(13) Includes 1,392 shares held jointly with Mr. McLeod's wife as to which shares Mr. McLeod possesses shared voting and investment power. Includes 13,334 shares held by Mr. McLeod's wife of which shares Mr. McLeod disclaims beneficial ownership. Further includes 400 vested options granted to Mr. McLeod.
(14) Includes  2,400  vested  options  granted  to  Mr.  Parker.
(15) Includes  400  vested  options  granted  to  Mr.  Ricketson.
(16) Includes 16,117 shares held by Mr. Scruggs' wife, of which shares Mr. Scruggs disclaims beneficial ownership. Also includes 10,400 vested options granted to Mr. Scruggs.
(17) Includes 2,908 shares held by Mr. Simmons' wife and 16,628 shares held in a trust for the benefit of Mr. Simmons' wife, of which shares Mr. Simmons disclaims beneficial ownership. Also includes 10,400 vested options granted to Mr. Simmons.
(18) Includes 68,133 shares held by Mr. Simmons' wife, of which shares Mr. Simmons disclaims beneficial ownership. Also includes 4,400 vested options granted to Mr. Simmons.

(19) Includes 15,290 shares held by Mr. Singletary's wife, of which shares Mr. Singletary disclaims beneficial ownership. Includes 6,809 shares owned by Sing Bros., Inc., of which Mr. Singletary is the President, and 2,675 shares owned by Tripo, Inc., of which Mr. Singletary is also the President. Also includes 10,400 vested options granted to Mr. Singletary.
(20) Includes 18,720 shares held jointly with Mr. Tuten's wife as to which shares Mr. Tuten possesses shared voting and investment power. Also includes 400 vested options granted to Mr. Tuten.
(21) Includes 3,609 shares held by Mr. Wilkinson's wife of which shares Mr. Wilkinson disclaims beneficial ownership. Also includes 57,523 shares owned by a family limited partnership with Mr. Wilkinson and his spouse as general partners possessing shared investment power and voting power. Also includes 47,094 vested options granted to Mr. Wilkinson.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of the officers, directors and shareholders of the Company named in this Proxy Statement and the Banks, and affiliates of such persons, have from time to time engaged in banking transactions with the Banks. Such persons are expected to continue these transactions in the future. Any loans or other extensions of credit made by the Banks to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2000, loans to officers, directors and shareholders of the Company named in this Proxy Statement and the Banks and to affiliates of such persons amounted to an aggregate of $19,108,106. Thompson Kurrie, Jr., a director of the Company and The Park Avenue Bank, is a partner in the law firm of Coleman, Talley, Newbern, Kurrie, Preston & Holland, which is engaged by the Company to provide legal services.

               SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S
                                 PROXY STATEMENT

     Proposals of shareholders intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received at the Company's principal executive offices by December 31, 2001 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                  OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION
                          AT NEXT YEAR'S ANNUAL MEETING

     For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2002 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 16, 2002, and advises shareholders in the 2002 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 16, 2002. Notices of intention to present proposals at the 2002 Annual Meeting of Shareholders should be addressed to Denise McKenzie, Secretary, PAB Bankshares, Inc., P. O. Box 3460, Valdosta, Georgia 31604.

                                 ANNUAL REPORTS

     Copies of the Company's 2000 Annual Report to Shareholders and Annual Report on Form 10-K, which includes the Company's financial statements for the year ended December 31, 2000, are being mailed to all shareholders together with this Proxy Statement.

                                   APPENDIX A
                                   ----------

                        (CHARTER OF THE AUDIT COMMITTEE)

The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of PAB Bankshares, Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the American Stock Exchange (AMEX). The members of the Committee will be appointed annually at the organizational meeting of the full Board and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee' provides an avenue for communication between internal audit, the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee, as representatives of the shareholders of the Company. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditors and internal audit be present at Committee meetings.

SPECIFIC  DUTIES

In  carrying  out  its  oversight  responsibilities,  the  Committee  will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable AMEX Audit Committee Requirements.

2. Review with the Company's management, internal audit and independent auditors, the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their letter as to the adequacy of such controls.

3. Review with the Company's management, internal audit and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported. Ensure that the internal audit function complies with the interagency policy statement adopted by the four federal banking agencies on December 22, 1997.

5. Review the scope and general extent of the independent auditor's annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors. The Committee should receive written assurance from the independent auditors that their with the external audit program is in compliance with the interagency policy statement adopted by the four federal banking agencies on October 29, 1999. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6. Inquire as to the independence of the independent auditors and obtain from the independent auditors, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent auditors that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal audit and the independent auditors the following:

     - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

     - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     - Other communications required to be communicated by the independent auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditors concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and they concur with management's representation concerning audit adjustments.

9. After preparation by management and review by internal audit and independent auditors, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

11. Meet with management, internal audit and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as 'material' or 'serious'. Typically, such recommendations will be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. As shareholder representatives, the Board and the Committee have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditor. The Committee, on an annual basis, recommends to the Board the selection, retention or termination of the Company's independent auditors.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal audit and the independent auditors the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the AMEX, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                              PAB BANKSHARES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The  undersigned  shareholder  hereby  appoints  James L. Dewar, Sr. and R.
Bradford Burnette, and each or either one of them, with full power of substitution, as Proxies to represent and to vote, as designated below, all the shares of common stock of PAB Bankshares, Inc. (the "Company"), held of record by the undersigned on April 16, 2001, at the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 3250 North Valdosta Road, Valdosta, Georgia 31602 on May 30, 2001, at 11:00 a.m. or any postponements or adjournments thereof.

1. Election of the following nominees to the Board of Directors for the terms indicated below.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

     Nominees:   Bill J. Jones, James B. Lanier, Jr., John M. Simmons, D. Ramsay
                 Simmons, Jr., and F. Ferrell Scruggs, Sr. for terms expiring at the 2004 Annual Meeting of Shareholders.

     Each Nominee shall hold office until the term of the class of directors for which he has been elected expires and until his successor is duly elected and qualified, or until his earlier death, resignation, incapacity to serve, or removal.

      [ ] For all Nominees listed above (except  [ ] Withhold  Authority to vote
          as marked to the contrary below)         for all Nominees listed above


     Instructions: To withhold authority to vote for any individual Nominee, write that Nominee's name in the following space provided:______________
     ___________________________________________________________________________

2. In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.



DATED:_____________________________              _______________________________
                                                 Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY   PROMPTLY  USING  THE   ENCLOSED
ENVELOPE

                                                 _______________________________
                                                 Signature (if held jointly)